Property plant and equipment	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about property, plant and equipment [abstract]
Property plant and equipment
14. Property, plant and equipment

Significant accounting judgements and estimates
Carrying value of property, plant and equipment
All mining assets are amortised using the units-of-production method where the mine operating plan calls for production from proved and probable mineral reserves.
Mobile and other equipment are depreciated over the shorter of the estimated useful life of the asset or the estimate of mine life based on proved and probable mineral reserves.
The calculation of the units-of-production rate of amortisation could be impacted to the extent that actual production in the future is different from current forecast production based on proved and probable mineral reserves. This would generally result from the extent that there are significant changes in any of the factors or assumptions used in estimating mineral reserves.
These factors could include:
•changes in proved and probable mineral reserves
•differences between actual commodity prices and commodity price assumptions
•unforeseen operational issues at mine sites
•changes in capital, operating, mining, processing and reclamation costs, discount rates and foreign exchange rates
•changes in mineral reserves could similarly impact the useful lives of assets depreciated on a straight-line basis, where those lives are limited to the life of the mine
The recoverable amounts of cash generating units (CGUs) and individual assets are determined based on the higher of value in use calculations and fair value less cost to sell. These calculations require the use of estimates and assumptions. It is reasonably possible that the gold, PGM, nickel and cobalt price assumptions may change which may then impact the Group estimated life-of-mine determinant and may then require a material adjustment to the carrying value of property, plant and equipment.
The Group reviews and tests the carrying value of assets when events or changes in circumstances suggest that the carrying amount may not be recoverable by comparing expected future cash flows to these carrying values. Assets are grouped at the lowest level for which identifiable cash flows are largely independent of cash flows of other assets and liabilities. If there are indications that impairment may have occurred, estimates are prepared of expected future cash flows of each group of assets. Expected future cash flows used to determine the value in use and fair value less costs to sell of property, plant and equipment are inherently uncertain and could materially change over time. They are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as spot and future gold, PGM, nickel and cobal prices, discount rates, foreign currency exchange rates, estimates of costs to produce reserves and future capital expenditure.
Pre-production
The Group assesses the stage of each mine construction project to determine when a mine moves into the production stage. The criteria used to assess the start date are determined based on the unique nature of each mine construction project. The Group considers various relevant criteria to assess when the mine is substantially complete, ready for its intended use and moves into the production stage. Some of the criteria would include, but are not limited to the following:
•the level of capital expenditure compared to the construction cost estimates
•ability to produce metal in saleable form (within specifications)
•ability to sustain commercial levels of production of metal
When a mine construction project moves into the production stage, the capitalisation of certain mine construction costs ceases and costs are expensed, except for capitalisable costs related to mining asset additions or improvements, underground mine development or ore reserve development.
Mineral reserves estimates
Mineral reserves are estimates of the amount of product that can be economically and legally extracted from the Group’s properties. In order to calculate the reserves, estimates and assumptions are required about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates.
Estimating the quantity and grade of the mineral reserves requires the size, shape and depth of ore bodies to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological judgements and calculations to interpret the data.
The Group is required to determine and report, inter alia, on the mineral reserves in accordance with the South African Code for Reporting of Exploration Results, mineral resources and mineral reserves (SAMREC Code).

Estimates of mineral reserves may change from period to period due to the change in economic assumptions used to estimate mineral reserves and due to additional geological data becoming available during the course of operations. Changes in reported proven and probable reserves may affect the Group’s financial results and position in a number of ways, including the following:
•asset carrying values may be affected due to changes in estimated cash flows
•depreciation and amortisation charges to profit or loss may change where these are calculated on the units-of production method, or where the useful lives of assets change
•decommissioning site restoration and environmental provisions may change where changes in ore reserves affect expectations about the timing or cost of these activities
•the carrying value of deferred tax assets may change due to changes in estimates of the likely recovery of the tax benefits
Accounting policy
Mineral and surface rights
Mineral and surface rights are recorded at cost less accumulated amortisation and accumulated impairment losses. When there is little likelihood of a mineral right being exploited, or the carrying amount has exceeded its recoverable amount, impairment is recognised in profit or loss in the year that such determination is made.
Mine development and infrastructure
Mining assets, including mine development and infrastructure costs and mine plant facilities, are recorded at cost less accumulated depreciation and accumulated impairment losses.
Costs include the purchase price of assets used in the construction of the mine, expenditure incurred to evaluate and develop new ore bodies, as well as expenditure to define mineralisation in existing ore bodies and to establish or expand productive capacity. These costs are capitalised until commercial levels of production are achieved, at which times the costs are amortised as set out below.
Development of ore bodies includes the development of shaft systems and waste rock removal that allows access to reserves that are economically recoverable in the future. Subsequent to this, costs are capitalised if the criteria for recognition as an asset are met. Access to individual ore bodies exploited by the Group is limited to the time span of the respective mining leases.
Land
Land is shown at cost and is not depreciated.
Other assets
Non-mining assets are recorded at cost less accumulated depreciation and accumulated impairment losses, except for land which is not depreciated. These assets include the assets of the mining operations that are not included in mine development and infrastructure. It also includes borrowing costs, mineral and surface rights, land and all the assets of the non-mining operations.
Amortisation and depreciation of mining assets
Amortisation and depreciation is determined to give a fair and systematic charge in profit or loss taking into account the nature of a particular ore body and the method of mining that ore body. To achieve this, the following calculation methods are used:
•Mining assets, including mine development and infrastructure costs, mine plant facilities and evaluation costs, are amortised over the life of the mine using the units-of-production method, based on estimated proved and probable mineral reserves
•Proved and probable mineral reserves reflect estimated quantities of economically recoverable reserves, which can be recovered in future from known mineral deposits
•Certain mining plant and equipment included in mine development and infrastructure is depreciated on a straight-line basis over their estimated useful lives
•For certain shafts, which have a short life and/or are marginal, the depreciation is accelerated based on an adjustment to the reserves for accounting purposes

Depreciation of non-mining assets
Non-mining assets are recorded at cost and depreciated on a straight-line basis over their current expected useful lives to their residual values as follows:
•Vehicles: 5 years
•Computers: 3 years
•Furniture and equipment: 1 - 10 years
•Sandouville plant - 24 years
The assets’ useful lives, depreciation methods and residual values are reassessed at each reporting date and adjusted if appropriate.
Impairment
Recoverability of the carrying values of long-term assets or CGUs of the Group are reviewed whenever events or changes in circumstances indicate that such carrying value may not be recoverable. To determine whether a long-term asset or CGU may be impaired, the higher of value in use (defined as: the present value of future cash flows expected to be derived from an asset or CGU) or fair value less costs to sell (defined as: the price that would be received to sell an asset in an orderly transaction between market participants at the measured rate, less the costs of disposal) is compared to the carrying value of the CGU.
A CGU is defined by the Group as the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. Generally for the Group this represents an individual operating mine, including mines which are part of a larger mine complex. The costs attributable to individual shafts of a mine are impaired if the shaft is closed.
Impairment losses are recognised in profit or loss. Impairment recognised in respect of a CGU is allocated first to goodwill to that particular CGU and thereafter to the individual assets in the CGU.
When any infrastructure is closed down or placed on care and maintenance during the year, any carrying value attributable to that infrastructure is impaired. Expenditure incurred on care and maintenance is recognised in profit or loss.
When the review of the events or changes in circumstances of an asset or CGU that was previously impaired indicate that such historical carrying value is recoverable, the impairment is reversed. The reversal is limited so that the carrying value of the asset does not exceed its recoverable amount, nor exceed what the historical carrying amount would have been should the asset not have been impaired. Reversal of impairment losses are recognised in profit or loss. Reversal of impairment recognised in respect of a CGU is allocated to the individual assets in the CGU.
Derecognition of property, plant and equipment
Property, plant and equipment is derecognised on disposal or closure of a shaft when no future economic benefits are expected from its use or disposal. Any gain or loss on derecognition of an item of property, plant and equipment (calculated as the net proceeds from disposal and the carrying amount of the item) is recognised in profit or loss.
Exploration and evaluation expenditure
All exploration and evaluation expenditure, prior to obtaining the legal rights to explore a specific area, is recognised in profit or loss. After the legal rights to explore are obtained, exploration and evaluation expenditure, comprising the costs of acquiring prospecting rights and directly attributable exploration expenditure, is capitalised as a separate class of property, plant and equipment or intangible assets, on a project-by-project basis, pending determination of the technical feasibility and commercial viability.
The technical feasibility and commercial viability of extracting a mineral resource is generally considered to be determinable through a feasibility study and when proven reserves are determinable to exist. Upon determination of proven reserves, exploration and evaluation assets attributable to those reserves are first tested for impairment and then reclassified from exploration and evaluation assets to another appropriate class of property, plant and equipment. Subsequently, all cost directly incurred to prepare an identified mineral asset for production is capitalised to mine development assets. Amortisation of these assets commences once these assets are available for use, which is expected to be when the mine is in commercial production. These assets will be measured at cost less accumulated amortisation and impairment losses.

Figures in million – SA rand	Notes	Total	Mine development, infrastructure and other	Land, mineral rights and rehabilitation	Exploration and evaluation assets
2022
Cost
Balance at beginning of the year		129,946	103,216	24,955	1,775
Additions[1]		15,944	15,862	22	60
Change in estimates of rehabilitation assets[2]		(94)	(54)	(27)	(13)
Disposals		(246)	(225)	(21)	—
Derecognition of property, plant and equipment[3]		(3,340)	(3,339)	—	(1)
Transfers between classes of property, plant and equipment		—	275	38	(313)
Assets acquired on acquisition of subsidiaries	16	2,738	1,450	1,086	202
Foreign currency translation		3,945	2,360	1,510	75
Balance at end of the year		148,893	119,545	27,563	1,785
Accumulated depreciation, amortisation and impairment
Balance at beginning of the year		67,452	59,718	5,959	1,775
Amortisation and depreciation	4	6,981	6,402	579	—
Impairment	10	1	1	—	—
Disposals		(234)	(217)	(17)	—
Derecognition of property, plant and equipment[3]		(3,323)	(3,323)	—	—
Depreciation capitalised to inventory		132	132	—	—
Foreign currency translation		975	733	232	10
Balance at end of the year		71,984	63,446	6,753	1,785
Carrying value at end of the year		76,909	56,099	20,810	—
[1] During the year, amortisation and depreciation on assets used in the development of the Blitz project was capitalised. As a result, additions include non-cash additions (or amortisation and depreciation capitalised) of R45 million
[2] Includes a decrease to the environmental rehabilitation obligation of R85 million (see note 30), decrease to the right of recoverability liability of R7 million and an increase to the right of recoverability asset of R2 million
[3] Included in the derecognition during the year, is short-term ore reserve development, which was capitalised up to 31 December 2020 and fully depreciated by 2022, and was derecognised as no future economic benefits are expected from its use

Figures in million – SA rand	Notes	Total	Mine development, infrastructure and other	Land, mineral rights and rehabilitation	Exploration and evaluation assets
2021
Cost
Balance at beginning of the year		115,954	90,093	23,823	2,038
Additions[1]		12,809	12,794	(3)	18
Change in estimates of rehabilitation assets[2]		(612)	29	(639)	(2)
Disposals		(254)	(231)	(23)	—
Derecognition of property, plant and equipment[3]		(2,065)	(2,062)	(3)	—
Transfers between classes of property, plant and equipment		—	161	105	(266)
Assets derecognised on loss with dilution of interest in joint operation		(2)	—	—	(2)
Assets derecognised on classification to other investments		(22)	—	—	(22)
Foreign currency translation		4,138	2,432	1,695	11
Balance at end of the year		129,946	103,216	24,955	1,775
Accumulated depreciation, amortisation and impairment
Balance at beginning of the year		55,354	48,657	4,998	1,699
Amortisation and depreciation	4	8,181	7,467	650	64
Impairment	10	5,120	5,025	94	1
Disposals		(210)	(189)	(21)	—
Derecognition of property, plant and equipment[3]		(2,056)	(2,056)	—	—
Depreciation capitalised to inventory		120	120	—	—
Foreign currency translation		943	694	238	11
Balance at end of the year		67,452	59,718	5,959	1,775
Carrying value at end of the year		62,494	43,498	18,996	—
[1] During the year, amortisation and depreciation on assets used in the development of the Blitz project was capitalised. As a result, additions include non-cash additions (or amortisation and depreciation capitalised) of R69 million
[2] Includes a decrease to the environmental rehabilitation obligation of R638 million (see note 30), decrease to the right of recoverability liability of R9 million and a decrease to the right of recoverability asset of R35 million
[3] Included in the derecognition during the year, is short-term ore reserve development, which was capitalised up to 31 December 2019 and fully depreciated by 2021, and was derecognised as no future economic benefits are expected from its use

Figures in million – SA rand	Notes	Total	Mine development, infrastructure and other	Land, mineral rights and rehabilitation	Exploration and evaluation assets
2020
Cost
Balance at beginning of the year		107,285	82,046	23,210	2,029
Additions[1]		9,712	9,656	14	42
Change in estimates of rehabilitation assets[2]		(384)	(108)	(270)	(6)
Disposals		(63)	(43)	(20)	—
Derecognition of property, plant and equipment[3]		(1,968)	(1,905)	(63)	—
Transfers between classes of property, plant and equipment		—	(29)	29	—
Transfers to right-of-use assets		(2)	(2)	—	—
Assets derecognised on loss with dilution in interest in joint operation		(37)	—	(1)	(36)
Foreign currency translation		1,411	478	924	9
Balance at end of the year		115,954	90,093	23,823	2,038
Accumulated depreciation, amortisation and impairment
Balance at beginning of the year		49,805	43,877	4,303	1,625
Amortisation and depreciation	4	7,468	6,647	753	68
Impairment	10	1	—	—	1
Disposals		(60)	(41)	(19)	—
Derecognition of property, plant and equipment[3]		(1,968)	(1,905)	(63)	—
Depreciation capitalised to inventory		117	117	—	—
Foreign currency translation		(9)	(38)	24	5
Balance at end of the year		55,354	48,657	4,998	1,699
Carrying value at end of the year		60,600	41,436	18,825	339
[1] During the year, amortisation and depreciation on assets used in the development of the Blitz project was capitalised. As a result, additions include non-cash additions (or amortisation and depreciation capitalised) of R96 million
[2] Includes a decrease to the environmental rehabilitation obligation of R318 million (see note 30), decrease to the right of recoverability liability of R40 million and an increase to the right of recoverability asset of R26 million
[3] Included in the derecognition during the year, is short-term ore reserve development, which was capitalised up to 31 December 2018 and fully depreciated by 2020, and was derecognised as no future economic benefits are expected from its use